INCOME TAX	12 Months Ended
Dec. 31, 2020
INCOME TAX [Abstract]
INCOME TAX
NOTE 13 – INCOME TAX

The composition of income tax expense for the years ended December 31 follows:

	2020	2019	2018
	(In thousands)
Current expense	$15,459	$10,237	$-
Deferred expense (benefit)	(2,130)	1,088	9,294
Income tax expense	$13,329	$11,325	$9,294

The deferred income tax benefit of $2.1 million in 2020 can be primarily attributed to the increase in our allowance for loan losses while the deferred income tax expense of $1.1 million during 2019 can be primarily attributed to the utilization of our net operating loss (‘‘NOL’’) carryfoward and alternative minimum tax credit carryforward while the deferred income tax expense of $9.3 million during 2018 can be primarily attributed to the utilization of our NOL carryfoward.

A reconciliation of income tax expense to the amount computed by applying the statutory federal income tax rate of 21% for 2020, 2019 and 2018 to the income before income tax for the years ended December 31 follows:

	2020	2019	2018
	(In thousands)
Statutory rate applied to income before income tax	$14,591	$12,130	$10,318
Tax-exempt income	(690)	(375)	(383)
Unrecognized tax benefit	(206)	(134)	(162)
Share-based compensation	(204)	(204)	(367)
Bank owned life insurance	(196)	(233)	(229)
Non-deductible meals, entertainment and memberships	57	86	85
Other, net	(23)	55	32
Income tax expense	$13,329	$11,325	$9,294

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 follow:

	2020	2019
	(In thousands)
Deferred tax assets
Allowance for loan losses	$7,363	$5,355
Lease liabilities	1,652	1,744
Property and equipment	1,047	1,528
Share-based compensation	742	808
Reserve for unfunded lending commitments	379	324
Deferred compensation	321	285
Loss reimbursement on sold loans reserve	214	185
Non accrual loan interest income	203	173
Other than temporary impairment charge on securities available for sale	144	147
Vehicle service contract counterparty contingency reserve	26	38
Unrealized loss on derivative financial instruments	-	459
Gross deferred tax assets	12,091	11,046
Deferred tax liabilities
Capitalized mortgage loan servicing rights	3,550	4,026
Deferred loan fees	1,901	1,852
Lease right of use asset	1,606	1,739
Unrealized gain on securities available for sale	4,206	994
Purchase premiums, net	509	293
Federal Home Loan Bank stock	27	27
Other	17	43
Gross deferred tax liabilities	11,816	8,974
Deferred tax assets, net	$275	$2,072

We assess whether a valuation allowance should be established against our deferred tax assets based on the consideration of all available evidence using a ‘‘more likely than not’’ standard. The ultimate realization of this asset is primarily based on generating future income. We concluded at both December 31, 2020 and 2019, that the realization of substantially all of our deferred tax assets continues to be more likely than not.

Changes in unrecognized tax benefits for the years ended December 31 follow:

	2020	2019	2018
	(In thousands)

Balance at beginning of year	$438	$588	$724
Additions based on tax positions related to the current year	15	20	26
Reductions due to the statute of limitations	(273)	(170)	(162)
Reductions due to settlements	-	-	-
Balance at end of year	$180	$438	$588

If recognized, the entire amount of unrecognized tax benefits, net of $0.04 million of federal tax on state benefits, would affect our effective tax rate. We do not expect the total amount of unrecognized tax benefits to significantly increase or decrease in the next twelve months. No amounts were expensed for interest and penalties for the years ended December 31, 2020, 2019 and 2018. No amounts were accrued for interest and penalties at December 31, 2020, 2019 and 2018. At December 31, 2020, U.S. Federal tax years 2017 through the present remain open to examination.